AFD EXCHANGE RESERVES

ANNUAL REPORT
SEPTEMBER 30, 1999







LETTER TO SHAREHOLDERS                                    AFD EXCHANGE RESERVES
_______________________________________________________________________________

November 10, 1999

Dear Shareholder:

We are pleased to provide an overview of economic conditions during AFD Exchange Reserves' annual reporting period ended September 30, 1999. AFD Exchange Reserves (the "Fund") serves as the money market fund exchange vehicle for the Alliance mutual funds. The Fund's investment objective is to provide maximum current income consistent with safety of principal and liquidity.

The Fund's net assets as of September 30, 1999 totaled approximately $697.0 million, which remains invested in high-quality money market securities. As of September 30, 1999, the average weighted maturity of the Fund's portfolio was 27 days.

ECONOMIC COMMENTARY
The U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds Rate by 25 basis points in June and then by another 25 basis points in August. (A third 25 basis point increase in interest rates was announced on November 15, 1999, setting the Federal Funds Rate at 5.5%.)

The U.S. economy continued its rapid expansion in the third quarter of 1999 following a 2.8% rise in gross domestic product ("GDP") growth in the first half of the year. Strong consumer and business spending in the third quarter offset further deterioration in U.S. trade performance, allowing the U.S. economy to grow an annualized 5.5% for the quarter. Although the U.S. economy remains robust, we expect rising interest rates to restrain consumer and housing expenditure in 2000. The U.S. trade imbalance continues to subtract from growth, but we expect its significance will diminish somewhat next year as the global economy returns to health. We anticipate 4% GDP growth in 1999 and 3.8% in 2000.

Headline inflation edged up in the third quarter of 1999 due to the recovery of energy prices. The total consumer price index ("CPI") rose 2.4% year-on-year (versus 2.1% in the second quarter of 1999), while underlying CPI (ex-food and energy) rose 2.0% year-on-year (versus 2.1% in the second quarter of 1999). We anticipate that the recovery of oil prices to $25.00 per barrel from a 12-year low of $9.55 per barrel (Brent Crude) will push headline CPI inflation up to the 3.0% to 3.5% range by early 2000. U.S. wage growth slowed in late 1998 and early 1999, but now, at 3.8% year-on-year, wage growth may be reaccelerating as a consequence of fast GDP growth and low unemployment. We expect continued strong productivity growth to offset inflationary pressures. The bond market and the Federal Reserve, however, will remain vigilant until growth eases and the "productivity dividend" is in clear evidence.

The recovery from the 1997/1998 global economic and financial crisis is proceeding at a rapid pace. Production data from Korea is strong, the odds of a Chinese devaluation have fallen, Japan is showing signs of significant restructuring, and there are grounds for optimism regarding Latin America as the reform process continues amid stabilizing economic performance.

We appreciate your continued interest in AFD Exchange Reserves.

Sincerely,


John D. Carifa
Chairman and President


AN INVESTMENT IN THE FUND IS NOT (I) INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, (II) A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY ANY BANK, OR (III) FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


1


STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

Principal
 Amount
  (000)    Security                               Yield          Value
-------------------------------------------------------------------------------

           U.S. GOVERNMENT AGENCY OBLIGATIONS-69.7%
           Federal Farm Credit Bank
$  83,600  10/01/99                               5.18%    $ 83,600,000
           Federal Home Loan Bank
  147,200  10/01/99                               5.17      147,200,000
   40,000  10/06/00 FRN                           5.65       39,972,636
           Federal National Mortgage Association
   96,569  10/01/99                               5.18       96,569,000
   23,498  10/25/99                               5.22       23,416,227
   20,000  10/05/00 MTN                           5.62       19,990,222
           Student Loan Marketing Association
   35,000  10/04/00 FRN                           5.62       34,982,888
   40,000  10/12/00 FRN                           5.68       39,957,004
                                                           ------------
           Total U.S. Government Agency
           Obligations
           (Amortized Cost $485,687,977)                    485,687,977

           COMMERCIAL PAPER-60.8%
           Albertson's, Inc.
    9,000  10/14/99 (a)                           5.34        8,982,645
           Allstate Corp.
    8,000  3/14/00 (a)                            5.75        7,789,167
           American Express Co.
   10,000  10/28/99                               5.29        9,960,325
           Associates Corp. Of North America
   12,500  10/28/99                               5.31       12,450,219
           At&T Corp.
   12,500  10/27/99                               5.29       12,452,243
           Bell Atlantic Network Funding
    9,200  10/27/99                               5.29        9,164,851
           Bellsouth Telecommunications, Inc.
    9,000  10/27/99                               5.30        8,965,550
           Campbell Soup Co.
   10,000  10/26/99                               5.28        9,963,333
           Cargill Global Funding
    9,550  10/15/99 (A)                           5.40        9,529,945
           Caterpillar Financial Services
    5,200  10/27/99                               5.27        5,180,208
           Chevron Usa, Inc.
   12,500  10/29/99                               5.29       12,448,570
           Coca-Cola Co.
    8,000  11/15/99                               5.28        7,947,200
           Daimler-Benz NA
   10,000  10/15/99                               5.26        9,979,544
           Dupont (E. I.) De Nemours & Co.
   10,000  10/28/99 (a)                           5.28        9,960,400
           Eastman Kodak Co.
   10,000  11/01/99                               5.30        9,954,361
           Equilon Enterprise LLC
   10,000  11/08/99                               5.30        9,944,056
           Florida Power Corp.
    8,300  10/15/99                               5.35        8,282,731
           Ford Motor Credit Co.
   10,000  10/26/99                               5.29        9,963,264
           Ge Capital International Funding
    6,058  10/01/99 (a)                           5.65        6,058,000
           General Electric Co.
   10,000  12/23/99                               5.34        9,876,883
           General Motors Acceptance Corp.
   10,000  10/29/99                               5.27        9,959,011
           Gillette Co.
   10,000  11/10/99 (a)                           5.30        9,941,111
           Government Development Bank Of
           Puerto Rico
    8,000  11/09/99                               5.34        7,953,720
           International Lease Finance Corp.
   10,000  10/21/99                               5.27        9,970,722
           J.P. Morgan & Co., Inc.
   10,000  10/15/99                               5.30        9,979,389
           Koch Industries
   38,000  10/01/99 (a)                           5.55       38,000,000
           Metlife Funding, Inc.
   10,000  10/29/99                               5.30        9,958,778


2


                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------------
           National City Corp.
$   9,000  10/29/99                               5.32%    $  8,962,760
           National Rural Utilities Corp.
    8,000  3/14/00                                5.75        7,789,167
           Norwest Financial, Inc.
   10,000  10/29/99                               5.31        9,958,700
           Paccar Financial Corp.
    4,300  10/15/99                               5.29        4,291,154
           Pfizer, Inc.
   10,000  10/28/99 (a)                           5.30        9,960,250
           Prudential Funding Corp.
   10,000  10/29/99                               5.30        9,958,778
           Republic New York Corp.
    8,000  11/08/99                               5.30        7,955,244
           Salomon Smith Barney, Inc.
    8,000  3/10/00                                5.79        7,792,847
           Sbc Communications, Inc.
   35,000  10/01/99 (a)                           5.55       35,000,000
           Tampa Electric Co.
    7,300  10/29/99 (a)                           5.27        7,270,078
           Teachers Insurance
   10,000  10/29/99 (a)                           5.33        9,958,544
           Wal-Mart Stores, Inc.
   10,000  10/12/99 (a)                           5.28        9,983,867
   10,000  10/25/99 (a)                           5.31        9,964,600
                                                           ------------
           Total Commercial Paper
           (amortized cost $423,462,215)                    423,462,215

           CERTIFICATES OF DEPOSIT-7.9%
           Chase Manhattan Bank
    7,000  5.37%, 5/22/00                         5.86        6,974,102
           Fifth Third Bank
   10,000  5.29%, 10/01/99                        5.29       10,000,000
           First Tennessee Bank
   10,000  5.32%, 10/25/99                        5.32       10,000,102
           Harris Trust & Savings Bank
   10,000  5.32%, 11/01/99                        5.32       10,000,000
           Southtrust Bank National Associates
   10,000  5.33%, 10/29/99                        5.33       10,000,077
           Wachovia Bank NA
    8,000  5.95%, 9/11/00                         5.95        8,000,000
                                                           ------------
           Total Certificates Of Deposit
           (Amortized Cost $54,974,281)                      54,974,281

           BANKERS ACCEPTANCE-2.3%
           First Union National Bank
    6,000  10/14/99                               5.30        5,988,517
           Mellon Bank Corp.
   10,000  11/02/99                               5.30        9,952,889
                                                           ------------
           Total Bankers Acceptance
           (amortized cost $15,941,406)                      15,941,406

           TIME DEPOSIT-1.5%
           State Street Bank And Trust Co.
   10,700  5.50%, 10/01/99
           (amortized cost $10,700,000)           5.50       10,700,000

           PROMISSORY NOTE-1.4%
           Goldman Sachs Group LP
   10,000  5.46%, 11/19/99 (a)
           (amortized cost $10,000,000)           5.46       10,000,000

           CORPORATE DEBT OBLIGATION-1.2%
           Dorada Finance, Inc.
   8,000   6.02%, 9/15/00 MTN (a)
           (amortized cost $8,000,000)            6.02        8,000,000


3


STATEMENT OF NET ASSETS
(CONTINUED)                                               AFD EXCHANGE RESERVES
_______________________________________________________________________________


PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------------

           BANK OBLIGATION-1.1%
           First National Bank Of Chicago
$   8,000  5.60%, 6/14/00
           (amortized cost $7,997,300)            5.65%     $7,997,300

           TOTAL INVESTMENTS-145.9%
           (amortized cost $1,016,763,179)               1,016,763,179

           Payable for shares of beneficial
           interest redeemed-(24.8%)                      (172,538,679)

           Payable for investment securities
           purchased- (22.2%)                             (154,814,651)

           Other assets less liabilities-1.1%                7,652,594

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           289,686,085 Class A shares;
           267,491,259 Class B shares;
           128,302,922 Class C shares
           and 11,575,860 Advisor Class
           shares outstanding)                             $697,062,443


(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, these securities amounted to $190,398,607, representing 27.3% of net assets.

     Glossary of Terms:
     FRN - Floating Rate Note
     MTN - Medium Term Note

     See notes to financial statements.


4


STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999                             AFD EXCHANGE RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $25,261,783

EXPENSES
  Advisory fee                                $1,245,776
  Distribution fee - Class A                   1,083,551
  Distribution fee - Class B                   1,890,624
  Distribution fee - Class C                     647,157
  Transfer agency                                566,652
  Registration fees                              233,761
  Custodian                                      175,412
  Administrative                                 100,520
  Audit and legal                                 50,327
  Printing                                        49,792
  Trustees' fees                                  23,067
  Amortization of organization expenses           17,641
  Miscellaneous                                   11,379
  Total expenses                                                     6,095,659
  Net investment income                                             19,166,124

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                           7,937

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $19,174,061


See notes to financial statements.


5


STATEMENTS OF CHANGES IN NET ASSETS                       AFD EXCHANGE RESERVES
_______________________________________________________________________________
                                             YEAR ENDED          YEAR ENDED
                                            SEPTEMBER 30,       SEPTEMBER 30,
                                                1999                1998
                                            -------------       ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                    $ 19,166,124           $  9,833,512
  Net realized gain on investment
    transactions                                  7,937                    877
  Net increase in net assets from
    operations                               19,174,061              9,834,389

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                  (8,793,553)            (3,899,068)
    Class B                                  (6,755,553)            (3,613,425)
    Class C                                  (3,331,654)            (2,241,450)
    Advisor Class                              (285,364)               (79,569)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST
  Net increase                              248,788,147            308,658,607
  Total increase                            248,796,084            308,659,484

NET ASSETS
  Beginning of year                         448,266,359            139,606,875
  End of year                              $697,062,443           $448,266,359


See notes to financial statements.


6


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
AFD Exchange Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund's investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers Class A, Class B, Class C and Advisor Class shares. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses and has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other Alliance Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for Alliance Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the Alliance Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged for Class B shares of other Alliance Mutual Funds. Class B shares also are offered in exchange for Class B shares of other Alliance Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of Alliance Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the Alliance Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another Alliance Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other Alliance Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another Alliance Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs and to certain retirement plan accounts.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. VALUATION OF SECURITIES
Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
Organization expenses were deferred and amortized on a straight-line basis through March, 1999.

3. TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.


7


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 AFD EXCHANGE RESERVES
_______________________________________________________________________________

4. DIVIDENDS
The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund pays its Adviser, Alliance Capital Management L.P. an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets;
 .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 1999, such reimbursements totaled $100,520.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges $16,813 from the sales of Class A shares and $317,381, $1,061,946, and $72,998 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended September 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $442,292 for the year ended September 30, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class B shares and .75% of the average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At September 30, 1999, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes.


8


                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At September 30, 1999, capital paid-in aggregated $289,686,085 for Class A, $267,491,259 for Class B, $128,302,922 for Class C and $11,575,860 for Advisor Class. Transactions, all at $1.00 per share, were as follows:

                                                         CLASS A
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                               7,526,806,604          2,641,690,288
Shares issued on reinvestments of
   dividends                                  8,793,553              3,899,068
Shares converted from Class B                 5,089,768              2,022,278
Shares redeemed                          (7,419,466,877)        (2,520,316,554)
Net increase                                121,223,048            127,295,080

                                                         CLASS B
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                                 691,292,049            465,260,947
Shares issued on reinvestments of
  dividends                                   6,755,553              3,613,425
Shares converted to Class A                  (5,089,768)            (2,022,278)
Shares redeemed                            (577,199,891)          (389,575,340)
Net increase                                115,757,943             77,276,754

                                                         CLASS C
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                               2,430,472,681          1,472,287,040
Shares issued on reinvestments of
  dividends                                   3,331,654              2,241,450
Shares redeemed                          (2,430,333,424)        (1,373,646,429)

Net increase                                  3,470,911            100,882,061


                                                       ADVISOR CLASS
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                                 255,695,937             38,173,285
Shares issued on reinvestments of
  dividends                                     285,364                 79,569
Shares redeemed                            (247,645,056)           (35,048,142)
Net increase                                  8,336,245              3,204,712


9


FINANCIAL HIGHLIGHTS                                      AFD EXCHANGE RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                      CLASS A
                                            -----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                                1999        1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0408        .0454        .0411        .0416        .0453

LESS: DIVIDENDS
Dividends from net investment income          (.0408)      (.0454)      (.0411)      (.0416)      (.0453)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                               4.16%        4.64%        4.19%        4.24%        4.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $290         $168          $41          $41          $41
Ratios to average net assets of:
  Expenses, net of waivers                       .99%        1.06%        1.38%        1.29%        1.21%
  Expenses, before waivers                       .99%        1.06%        1.38%        1.29%        1.29%
  Net investment income                         4.06%        4.56%        4.10%        4.15%        4.63%(b)


                                                                      CLASS B
                                            -----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                                1999        1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0357        .0404        .0361        .0366        .0404

LESS: DIVIDENDS
Dividends from net investment income          (.0357)      (.0404)      (.0361)      (.0366)      (.0404)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                               3.64%    4.13%        3.67%        3.72%        4.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $267         $152          $74          $65          $65
Ratios to average net assets of:
  Expenses, net of waivers                      1.50%        1.58%        1.88%        1.79%        1.70%
  Expenses, before waivers                      1.50%        1.58%        1.88%        1.79%        1.78%
  Net investment income                         3.57%        4.05%        3.61%        3.67%        4.17%(b)


See footnote summary on page 11.


10


                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                                1999        1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0383        .0430        .0386        .0390        .0430

LESS: DIVIDENDS
Dividends from net investment income          (.0383)      (.0430)      (.0386)      (.0390)      (.0430)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                               3.90%        4.39%        3.93%        3.98%        4.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $128         $125          $24          $13          $10
Ratios to average net assets of:
  Expenses, net of waivers                      1.24%        1.29%        1.61%        1.55%        1.45%
  Expenses, before waivers                      1.24%        1.29%        1.61%        1.55%        1.52%
  Net investment income                         3.86%        4.34%        3.90%        3.89%        4.41%(b)


                                                     ADVISOR CLASS
                                       ----------------------------------------
                                                                   JANUARY 30,
                                                                      1997(C)
                                        YEAR ENDED SEPTEMBER 30,        TO
                                        ------------------------  SEPTEMBER 30,
                                             1999         1998         1997
                                         -----------  -----------  ------------
Net asset value, beginning of period        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0458        .0505        .0254

LESS: DIVIDENDS
Dividends from net investment income       (.0458)      (.0505)      (.0254)
Net asset value, end of period              $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                            4.68%        5.18%        3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)    $11,576       $3,240          $35
Ratio of expenses to average net assets       .49%         .55%         .88%(d)
Ratio of net investment income to average
  net assets                                   .57%    5.08%        4.15%(d)


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period less than one year is not annualized.

(b)  Net of expenses waived by the Adviser.

(c)  Commencement of distribution.

(d)  Annualized.


11


REPORT OF INDEPENDENT ACCOUNTANTS                         AFD EXCHANGE RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
AFD EXCHANGE RESERVES

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AFD Exchange Reserves (the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended September 30, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated October 16, 1998 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
New York, New York
October 29, 1999


12


CHANGE IN INDEPENDENT ACCOUNTANT                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

On July 13, 1999, McGladrey & Pullen, LLP ("McGladrey") notified the Fund of its intention to resign as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through July 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On July 13, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.


13


                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

AFD EXCHANGE RESERVES
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1(800) 221-5672


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
P.O. Box 1912
Boston, MA 02105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

AUDITORS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105


(1)  Member of the audit committee.

     DISTRIBUTION OF THIS REPORT OTHER THAN TO SHAREHOLDERS MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS, WHICH CONTAINS FURTHER INFORMATION ABOUT THE FUND.

R    THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE
CAPITAL MANAGEMENT L.P.


14


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


15


AFDAR999